UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2018

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 165 Broadway New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Investment Technology Group, Inc. (the “Company” or “ITG”) and Virtu Financial, Inc. (“Virtu”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Virtu (the “Merger”).

On December 13, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of the Company took certain actions, effective on December 17, 2018, to preserve certain compensation-related corporate income tax deductions for the Company that might otherwise be disallowed through the operation of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), in connection with the Merger.  Specifically, the Committee approved the accelerated vesting of equity awards and payment of cash-based awards to Francis J. Troise, the Company’s Chief Executive Officer and President, as further described below.  These actions will mitigate or eliminate the amount of excise tax that may be payable by Mr. Troise pursuant to Sections 280G and 4999 of the Code.

In approving the accelerated vesting or payment of the awards, the Committee considered, among other things, the projected value of the corporate income tax deductions that may be lost as a result of the effect of Section 280G and 4999 of the Code, the Company’s belief that its merger with Virtu is likely to close, and the benefits accruing to the Company resulting from providing Mr. Troise the additional financial incentive to remain with the Company through the close of the Merger.

With respect to Mr. Troise, the Committee approved the accelerated vesting of (a) stock options to purchase 65,611 shares of common stock of the Company at an exercise price of $16.18 per share (the “Exercise Price”), which were scheduled to vest on January 15, 2019, (b) 34,124 time-based restricted stock units, which were scheduled to vest on January 24, 2019, (c) 39,235 time-based restricted stock units, which were scheduled to vest on January 24, 2020 and (d) 22,196 time-based restricted stock units, which were scheduled to vest on January 24, 2021. The estimated value of the stock options and time-based restricted stock units being accelerated is $3,775,006, which amount is based upon (x) in the case of the stock options, the difference between the closing price of the Company’s common stock on December 17, 2018 of $30.01 per share (the “December 17 Closing Price”) and the Exercise Price and (y) in the case of the time-based restricted stock units, the December 17 Closing Price.  The foregoing equity awards would have vested upon the earlier of (i) their scheduled vesting date or (ii) the expected termination of Mr. Troise’s employment without cause upon the closing of the Merger.  In addition, the Committee approved a cash payment of $250,000 for Mr. Troise, which represents the advanced payment of a portion of the variable incentive compensation award expected to be earned by Mr. Troise in respect of 2018 performance.  The remaining portion of Mr. Troise’s variable incentive compensation award in respect of 2018 performance is expected to be awarded in January 2019. The Committee did not accelerate any of Mr. Troise’s unvested performance-based restricted stock units.

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Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger between ITG and Virtu. In connection with the Merger, ITG filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on December 14, 2018. INVESTORS AND STOCKHOLDERS OF ITG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ITG’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain electronic copies of documents filed by ITG with the SEC by contacting ITG at Investor Relations, Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, New York, NY 10006, by email at corpcomm@itg.com, or by visiting ITG’s website (http://investor.itg.com).

Participants in Solicitation

ITG and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of ITG Common Stock in connection with the proposed Merger. Information about ITG’s directors and executive officers is available in ITG’s proxy statement for its 2018

Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2018. To the extent holdings of such participants in ITG’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2018 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement filed with the SEC on December 14, 2018 and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors and stockholders should read these materials carefully before making any investment or voting decisions.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K may contain “forward-looking” statements that reflect management’s expectations for the future. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “trend,” “potential” or “continue” and the negative of these terms and other comparable terminology. A variety of important factors could cause results to differ materially from such statements.

Factors relating to the Merger include, but are not limited to, the completion of the Merger in a timely manner or at all, obtaining required governmental approvals of the Merger on the terms expected or on the anticipated schedule, the Company’s stockholders failing to approve the Merger, the parties to the Merger Agreement failing to satisfy other conditions to the completion of the Merger, or failing to meet expectations regarding the timing and completion of the Merger, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally, risks that the proposed Merger disrupts current operations of the Company and potential difficulties in employee retention as a result of the Merger, risks related to diverting management’s attention from the Company’s ongoing business operations, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger, and the amount of the costs, fees, expenses and other charges related to the Merger.

Certain additional factors are noted throughout ITG’s 2017 Annual Report on Form 10-K, and its Form 10-Qs (as amended, if applicable) and include, but are not limited to, general economic, business, credit, political and financial market conditions, both internationally and domestically, financial market volatility, fluctuations in market trading volumes, effects of inflation, adverse changes or volatility in interest rates, fluctuations in foreign exchange rates, evolving industry regulations and increased regulatory scrutiny, the outcome of contingencies such as legal proceedings or governmental or regulatory investigations and customer or shareholder reaction to, or further proceedings or sanctions based on, such matters, the volatility of the Company’s stock price, changes in tax policy or accounting rules, the ability of the Company to utilize its loss and tax credit carryforwards, the actions of both current and potential new competitors, changes in commission pricing, rapid changes in technology, errors or malfunctions in the Company’s systems or technology, operational risks related to misconduct or errors by the Company’s employees or entities with which it does business, cash flows into or redemptions from equity mutual funds, ability to meet the capital and liquidity requirements of the Company’s securities business and the related clearing of its customers’ trades, customer trading patterns, the success of the Company’s products and service offerings, the Company’s ability to continue to innovate and meet the demands of its customers for new or enhanced products, the Company’s ability to protect its intellectual property, the Company’s ability to execute on strategic initiatives or transactions, the Company’s ability to attract and retain talented employees, and the Company’s ability to pay dividends or repurchase its common stock in the future.

The forward-looking statements included herein represent ITG’s views as of the date of this release. ITG undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Date: December 19, 2018	By:	/s/ Steven R. Vigliotti
Steven R. Vigliotti
Chief Financial Officer and Chief Administrative Officer and Duly Authorized Signatory of Registrant